UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
 (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 5, 2017 (December 30, 2016)

GLOBAL SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-12681	13-3926714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hanover Square, 12th Floor
New York, NY 10005
(Address of principal executive offices) (Zip Code)

(212) 785-0900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
We refer to our Current Report on Form 8-K filed on January 5, 2017 (the "Prior Form 8-K").  As indicated in the Prior Form 8-K, on December 30, 2016, Global Self Storage, Inc. (the "Company") completed the acquisition of two self storage facilities (the "Tuxis Properties") from Tuxis Corporation, a Company affiliate, for the aggregate purchase price of $7,800,000.
We hereby amend the Prior Form 8-K to provide the required financial information as described below in Item 9.01 with respect to the Tuxis Properties.
Item 9.01   Financial Statements and Exhibits.
(a)          Financial Statements of Businesses Acquired.
Page
Report of Independent Registered Public Accounting Firm	F-1
Historical Summaries of Revenue and Direct Operating Expenses for the nine months ended September 30, 2016 (unaudited) and for the years ended December 31, 2015 and 2014	F-2
Notes to the Historical Summaries of Revenue and Direct Operating Expenses	F-3

(b)          Pro Forma Financial Information.

(d)         Exhibits.

None.

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SELF STORAGE, INC.

By:	/s/ Mark C. Winmill
Name:	Mark C. Winmill
Title:	President

Date: October 19, 2017

Report of Independent Registered Public Accounting Firm

To Board of Directors and Shareholders
Global Self Storage, Inc.
New York, New York

We have audited the accompanying Historical Summaries of Revenue and Direct Operating Expenses (the "Historical Summaries") of the three self-storage properties (the "Tuxis Properties") as described in Note 1 for the years ended December 31, 2015 and 2014, and the related notes to the financial statements.

Management's Responsibility for Financial Statements
Management is responsible for the preparation and fair presentation of the Historical Summaries in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summaries that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on the Historical Summaries based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summaries. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the Historical Summaries, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the Historical Summaries in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summaries.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses described in Note 1 of the Tuxis Properties for the years ended December 31, 2015 and 2014, in accordance with U.S. generally accepted accounting principles.

Basis of Accounting
As described in Note 1 to the Historical Summaries, the Historical Summaries of Revenue and Direct Operating Expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Tuxis Properties' revenue and expenses.  Our opinion is not modified with respect to this matter

/s/ Tait, Weller & Baker LLP

October 19, 2017

Historical Summaries of Revenue and Direct Operating Expenses of the
 Tuxis Properties (as described in Note 1)
For the Nine Months Ended September 30, 2016 (unaudited) and for the Years Ended December 31, 2015 and 2014

	Nine Months Ended
	September 30,	Year Ended December 31,
	2016	2015	2014
	(Unaudited)
Revenues
Rental income	$ 431,764	$ 548,512	$ 480,507
Other property related income	4,756	6,645	1,670
Total operating revenues	436,520	555,157	482,177
Direct Operating Expenses
Property operations	139,872	186,785	190,241
Total direct operating expenses	139,872	186,785	190,241
Revenues in excess of direct operation expenses	$ 296,648	$ 368,372	$ 291,936

See notes to Historical Summaries of Revenue and Direct Operating Expenses.

Notes to Historical Summaries of Revenue and Direct Operating Expenses of the
 Tuxis Properties (as described in Note 1)

1.	Basis of Presentation

On December 30, 2016, Global Self Storage, Inc. (the "Company") completed the acquisition of all of the membership interests of each of Tuxis Self Storage I LLC ("TSS I"), currently known as SSG Clinton LLC, Tuxis Self Storage II LLC ("TSS II"), currently known as SSG Millbrook LLC, and Tuxis Real Estate II LLC ("TRE II"), (collectively, the "Tuxis Properties"), from a related seller, Tuxis Corporation ("Tuxis"). TSS I was the owner and operator of a 185 unit, 31,059 square foot self storage facility located in Clinton, Connecticut. TSS II was the owner and operator of a 142 unit, 13,391 square foot self storage facility located in Millbrook, New York. TRE II owned a 1,875 square foot commercial property located in Millbrook, New York which adjoins the property held by TSS II.

The aggregate purchase price of $7,800,000, comprised of payments at closing of $5,925,000 in cash and $975,000 or 202,703 unregistered and restricted shares of the Company's common stock, and contingent upon the satisfaction of certain conditions described in the purchase agreement dated as of November 23, 2016, between the Company and Tuxis, in connection with construction of an additional self storage building at TSS II (the "Expansion Project"), an additional $900,000 cash payment is due to Tuxis upon commencement of construction. On May 2, 2017, the Company received approval from the local municipality for the Expansion Project and, upon commencement of construction, the additional cash payment is expected to be made by the Company to Tuxis. The commercial property at TRE II will be demolished as a part of the Expansion Project and was vacant and earned no revenues during the periods presented and, therefore, has been excluded from the Historical Summaries of Revenue and Direct Operating Expenses (the "Historical Summaries").

The Historical Summaries have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Tuxis Properties revenue and expenses. The Historical Summaries have been prepared on the accrual basis of accounting and as such, require management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the period presented. Actual results may differ from those estimates.

The unaudited interim Historical Summaries for the period January 1, 2016 through September 30, 2016, was prepared on the same basis as the Historical Summaries for the years ended December 31, 2015 and 2014, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.	Summary of Significant Accounting Policies

Revenue and Expense Recognition: Rental income earned pursuant to month-to-month leases for storage space, as well as associated late charges and administrative fees, are recognized as earned. Promotional discounts reduce rental income over the promotional period.

Property tax expense is based upon actual amounts billed and, in some circumstances, estimates and historical trends when bills or assessments have not been received from the taxing authorities or such bills and assessments are in dispute. Cost of operations and general and administrative expense are expensed as incurred.

Other Property Related Income: Consists primarily of sales of storage-related merchandise, tenant insurance, and other income.  Such income is recognized when earned.

Direct Operating Expenses: Direct operating expenses exclude certain costs that may not be comparable to the future operations of the Tuxis Properties. Excluded items primarily consist of depreciation and amortization and other expenses not related to the future operations of the Tuxis Properties.

Capital Improvements and Repairs and Maintenance:  Expenditures for significant renovations or improvements that extend the useful life of assets are capitalized. Repair and maintenance costs are expensed as incurred.

Income Taxes: The Company qualifies as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "IRC"), and will generally not be subject to corporate income taxes to the extent it distributes at least 90% of its taxable income to its stockholders and complies with certain other requirements. Accordingly, no provision has been made for federal income taxes in the accompanying Historical Summaries.

Use of Estimates: The preparation of the Historical Summaries in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Historical Summaries and accompanying notes. Actual results could differ from those estimates.

3.	Related Party Transactions

Certain officers and directors of the Company also serve as officers and directors of Winmill & Co. Incorporated ("Winco"), Bexil Corporation, Tuxis, and their affiliates (collectively with the Company, the "Affiliates"). Currently, certain of the Affiliates own approximately 5% of the Company's outstanding common stock. Pursuant to an arrangement between a professional employer organization ("PEO") and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC and, in connection therewith, Midas Management Corporation, a subsidiary of Winco, acts as a conduit payer of compensation and benefits to the Affiliates' employees including those who are concurrently employed by the Company and its Affiliates. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC.  The aggregate rent and overhead accrued and paid by the Company to Winco was $52,502 (unaudited), $65,156, and $62,403 for the nine months ended September 30, 2016 and for the years ended December 31, 2015 and 2014 and, respectively.

Prior to the acquisition of the Tuxis Properties, the Company leased office space from TSS II under a rental agreement. The terms of occupancy were month to month and automatically renewed unless terminated by either party on ten days' written notice. The monthly rental charge was $1,000 per month, due and payable on the first day of each month. The total rent paid by the Company to TSS II was $9,000 (unaudited), $14,000, and $3,867, for the nine months ended September 30, 2016 and for the years ended December 31, 2015 and 2014, respectively.

4.	Commitments and Contingencies

The Company's current practice is to conduct environmental investigations in connection with property acquisitions. At this time, the Company is not aware of any environmental contamination of any of the Tuxis Properties that individually or in the aggregate would be material to the Company's overall business, financial condition, or results of operations.

5.	Subsequent Events

The Company evaluated subsequent events through October 19, 2017, the date the financial statements were available to be issued.

Introduction

Global Self Storage, Inc. a Maryland corporation ("SELF," the "Company," "we," "our," or "us"), is a self-administered and self-managed real estate investment trust ("REIT") focused on the ownership, operation, acquisition, development, and redevelopment of self storage facilities ("stores") in the United States. The Company stores are located in the Northeast, Mid-Atlantic and Mid-West regions of the United States. The Company was formerly registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, closed end management investment company. The Securities and Exchange Commission's ("SEC") order approving the Company's application to deregister from the 1940 Act was granted on January 19, 2016. Accordingly, effective January 19, 2016, the Company changed its name to Global Self Storage, Inc. from Self Storage Group, Inc., changed its SEC registration to a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (from an investment company under the 1940 Act), and listed its common stock on the Nasdaq Capital Market ("NASDAQ") under the symbol "SELF." The Company has elected to be treated as a REIT under the Internal Revenue Code of 1986, as amended (the "IRC"). To the extent the Company continues to qualify as a REIT, it will not be subject to tax, with certain limited exceptions, on the taxable income that is distributed to its stockholders. The Company invests in self storage facilities by acquiring stores through its wholly owned subsidiaries. The Company operates primarily in one segment:  rental operations.

On December 30, 2016, the Company acquired all of of the membership interests of each of Tuxis Self Storage I LLC ("TSS I"), currently known as SSG Clinton LLC, Tuxis Self Storage II LLC ("TSS II"), currently known as SSG Millbrook LLC, and Tuxis Real Estate II LLC ("TRE II"), (collectively, the "Tuxis Properties"), from a related seller, Tuxis Corporation ("Tuxis"). TSS I was the owner and operator of a 185 unit, 31,059 square foot self storage facility located in Clinton, Connecticut. TSS II was the owner and operator of a 142 unit, 13,391 square foot self storage facility located in Millbrook, New York. TRE II owned an 1,875 square foot commercial property located in Millbrook, New York which adjoins the property held by TSS II. The aggregate purchase price of $7,800,000, comprised of payments at closing of $5,925,000 in cash and $975,002 or 202,703 unregistered and restricted shares of the Company's common stock, and contingent upon the satisfaction of certain conditions described in the purchase agreement dated as of November 23, 2016, between the Company and Tuxis, in connection with construction of an additional self storage building at TSS II (the "Expansion Project"), an additional $900,000 cash payment is due to Tuxis upon commencement of construction. The commercial property at TRE II will be demolished as a part of the Expansion Project. On May 2, 2017, the Company received approval from the local municipality for the Expansion Project and, upon commencement of construction, the additional cash payment is expected to be made by the Company to Tuxis.

The Company previously disclosed pro forma financial information related to two closed acquisitions in the Current Report on Form 8-K/A filed by the Company on October 19, 2017 (the "Form 8-K/A"). This previously disclosed pro forma financial information was as of June 30, 2016 and for the period January 19, 2016 through June 30, 2016. Collectively, the acquisitions for which pro forma financial information was previously disclosed are referred to as the "Previously Disclosed Acquisitions." The Form 8-K/A included pro forma financial information related to the acquisition of a 739 unit, 85,738 square foot self storage property located in Lima, Ohio on August 29, 2016 and a 418 unit, 81,561 self storage property and a retail building located in Fishers, Indiana on September 26, 2016, for a combined aggregate purchase price of $13.0 million (the "2016 Mid-West Acquisitions").

The accompanying unaudited pro forma condensed consolidated financial statements as of September 30, 2016 and for the period January 19, 2016 through September 30, 2016 are derived from (1) the historical financial statements of the Company as filed in the Company's Form 10-Q for the period ended September 30, 2016 and (2) unaudited financial information regarding the Tuxis Properties and the 2016 Mid-West Acquisitions.

Herein, the Company has supplemented this previously disclosed pro forma financial information by including the pro forma effect of the acquisition of the Tuxis Properties as well as the necessary incremental adjustments related to the two self storage properties acquired subsequent to June 30, 2016 for the period of July 1, 2016 through each self storage property's respective acquisition date. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 gives effect to the acquisition of the Tuxis Properties. The unaudited pro forma condensed consolidated statement of operations for the period January 19, 2016 through September 30, 2016 reflect adjustments to the Company's historical financial data to give effect to the Tuxis Properties acquisition and the Previously Disclosed Acquisitions as if the transactions had occurred on January 19, 2016. Pro forma financial information has not been provided for 2015 and for the period January 1, 2016 to January 18, 2016, since the Company was an investment company and applied the accounting guidance under the Financial Accounting Standards Board Accounting Standards Topic 946 ("ASC 946"). Additionally, the pro form condensed consolidated statement of operations give effect to the estimated incremental depreciation and amortization expense for periods that the Tuxis Properties are included in the pro forma results but excluded from the Company's historical statements of operations.

The unaudited pro forma adjustments are based on available information. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company's actual financial position or results of operations for the period would have been as of the date and for the periods indicated, nor does it purport to represent the Company's future financial position or results of operations. The unaudited pro forma condensed consolidated financial information should be read, together with the notes thereto, in conjunction with the more detailed information contained in the historical financial statements referenced in this filing.

GLOBAL SELF STORAGE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
 September 30, 2016

		Pro Forma Adjustments
	Historical	Tuxis	Other		Pro Forma
	SELF	Properties	Adjustments		Combined
	(A)	(B)
Assets
Self storage facilities, net	$ 48,949,565	$ 6,952,576	$ -		$ 55,902,141
Cash and cash equivalents	6,997,216	-	(5,924,998)	(C)	1,072,218
Restricted cash	86,668	-	-		86,668
Investments in securities	3,896,103	-	-		3,896,103
Accounts receivable	143,135	-	-		143,135
Prepaid expenses and other assets	246,630	31,949	-		278,579
Intangible assets	248,307	134,200	-		382,507
Goodwill	-	694,121	-		694,121
Total assets	$ 60,567,624	$ 7,812,846	$ (5,924,998)		$ 62,455,472
Liabilities and equity
Note payable	$ 19,364,363	$ -	$ -		$ 19,364,363
Accounts payable and accrued expenses	980,884	12,846	929,253	(C, D)	1,922,983
Total liabilities	20,345,247	12,846	929,253		21,287,346
Commitments and contingencies
Equity
Common stock, $0.01 par value, 19,900,000 shares authorized; 7,416,766 issued and outstanding	74,168	-	2,027	(C)	76,195
Series A participating preferred stock, $0.01 par value, 100,000 shares authorized: zero shares issued and outstanding	-	-	-		-
Additional paid in capital	32,908,888	-	972,975	(C)	33,881,863
Membership interest	-	7,800,000	(7,800,000)	(E)	-
Accumulated comprehensive income	1,448,248	-	-		1,448,248
Retained earnings	5,791,073	-	(29,253)	(D)	5,761,820
Total equity	40,222,377	7,800,000	(6,854,251)		41,168,126
Total liabilities and equity	$ 60,567,624	$ 7,812,846	$ (5,924,998)		$ 62,455,472

GLOBAL SELF STORAGE, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
 For the Period January 19, 2016 through September 30, 2016

		Pro Forma Adjustments
		Previously
	Historical	Disclosed	Tuxis	Other		Pro Forma
	SELF	Acquisitions	Properties	Adjustments		Combined
	(AA)	(BB)	(CC)
Revenues
Rental income	$ 3,305,590	$ 820,458	$ 405,196	$ -		$ 4,531,244
Other property related income	114,208	6,442	4,473	-		125,123
Total revenues	3,419,798	826,900	409,669	-		4,656,367
Expenses
Property operations	1,449,341	259,978	130,862	-		1,840,181
General and administrative	1,055,014		-	-		1,055,014
Depreciation and amortization	595,478	362,064	-	212,169	(DD)	1,169,711
Business development and property acquisition costs	397,570	(230,177)	-	(162,336)	(EE)	5,057
Total expenses	3,497,403	391,865	130,862	49,833		4,069,963
Operating income (loss)	(77,605)	435,035	278,807	(49,833)		586,404
Other income (expense)
Dividend and interest income	133,559	-	-	-		133,559
Interest expense	(236,511)	-	-	-		(236,511)
Total other income, net	(102,952)	-	-	-		(102,952)
Net income (loss)	$ (180,557)	$ 435,035	$ 278,807	$ (49,833)		$ 483,452

Earnings per share - basic and diluted	$ (0.02)					$ 0.06

Weighted average shares outstanding - basic and diluted	7,416,766			188,647	(FF)	7,605,413

GLOBAL SELF STORAGE, INC.
 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION

Effective January 19, 2016, upon deregistration as an investment company, the Company's status changed to an operating company from an investment company since it no longer met the assessment of an investment company under ASC 946. The Company discontinued applying the guidance in ASC 946 and began to account for the change in status prospectively in accordance with other U.S. generally accepted accounting principles ("GAAP") topics as of the date of the change in status.
The Company's financial statements for the period subsequent to the deregistration are prepared on a consolidated basis to include the Company and its wholly-owned subsidiaries. All material intercompany balances and transactions have been eliminated in consolidation.

Pro forma financial information has not been provided for 2015 and for the period January 1, 2016 to January 18, 2016, since the Company was an investment company and applied the accounting guidance under ASC 946.
2. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

 (A) Reflects the assets, liabilities, and stockholders' equity of the Company as filed on its Form 10-Q for the nine months ended September 30, 2016.

(B) The following table summarizes the allocation of the purchase price as of the transaction closing date December 30, 2016.

Cash paid to Tuxis, net of transaction costs	$ 5,924,998
Value of the Company's common stock issued to Tuxis	975,002
Total consideration paid at closing	6,900,000
Contingent cash consideration due Tuxis	900,000
$ 7,800,000

Real estate assets acquired
Land	$ 780,000
Buildings, improvements, and equipment	6,172,576
Customer in-place leases	134,200
Goodwill	694,121
7,780,897
Prepaid expenses and other assets	31,949
Accounts payable and accrued expenses	(12,846)
$ 7,800,000

(C) Reflects the cash paid, common stock issued, and contingent consideration related to the Tuxis Properties acquisition as follows:

Cash paid to Tuxis, net of transaction costs	$ 5,924,998
Value of the Company's common stock issued to Tuxis	975,002
Contingent cash consideration due Tuxis	900,000
$ 7,800,000

The aggregate purchase price of $7,800,000, comprised of payments at closing of $5,925,000 in cash and $975,002 or 202,703 unregistered and restricted shares of the Company's common stock, and contingent upon the satisfaction of certain conditions described in the purchase agreement dated as of November 23, 2016, between the Company and Tuxis, in connection with the Expansion Project, an additional $900,000 cash payment is due to Tuxis upon commencement of construction. The commercial property at TRE II will be demolished as a part of the Expansion Project. On May 2, 2017, the Company received approval from the local municipality for the Expansion Project and, upon commencement of construction, the additional cash payment is expected to be made by the Company to Tuxis.

(D) Acquisition costs incurred subsequent to September 30, 2016, comprised of professional fees and closing costs.

(E) Represents the elimination of the equity of the Tuxis Properties.

3. ADJUSTMENTS TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(AA) Reflects the results of operations of the Company for the period January 19, 2016 through September 30, 2016 as filed on its Form 10-Q for the nine months ended September 30, 2016.

(BB) Represents the previously disclosed pro forma adjustments for the period January 19, 2016 through June 30, 2016 reflected in the Form 8-K/A of the two self storage properties of the 2016 Mid-West Acquisitions acquired during the period July 1, 2016 through September 26, 2016.

In addition, the Company has supplemented this previously disclosed pro forma financial information for the period January 19, 2016 through June 30, 2016 by including incremental adjustments related to the 2016 Mid-West Acquisitions acquired subsequent to June 30, 2016 for the period July 1, 2016 through each self storage property's respective acquisition date. This information reflects management's estimate of the revenue and certain expenses of each property prior to each property's date of acquisition based on accounting and financial information provided by each seller to the Company as part of management's standard due diligence process in connection with the acquisition of such properties.

			Impact of Previously
	For the Period	Incremental	Disclosed Acquisitions
	January 19, 2016	Adjustments for the	for the Period
	through	period of July 1, 2016	January 19, 2016
	June 30, 2016	through September 30,	through
	Form 8-K/A	2016	September 30, 2016
Revenues
Rental income	$ 583,301	$ 237,157	$ 820,458
Other property related income	4,743	1,699	6,442
Total revenues	588,044	238,856	826,900
Expenses
Property operations	202,204	57,774	259,978
General and administrative	-		-
Depreciation and amortization	249,304	112,760	362,064
Property acquisition costs	(61,642)	(168,535)	(230,177)
Total expenses	389,866	1,999	391,865
Operating income (loss)	198,178	236,857	435,035
Other income (expense)
Dividend and interest income	-	-	-
Interest expense	-	-	-
Total other income, net	-	-	-
Net income (loss)	$ 198,178	$ 236,857	$ 435,035

(CC) The table below reflects the revenue and certain expenses of the Tuxis Properties acquisitions as if each had occurred as of January 19, 2016 through September 30, 2016. This information reflects management's estimate of the revenue and certain expenses of each property prior to each property's date of acquisition based on accounting and financial information provided by each seller to the Company as part of management's standard due diligence process in connection with the acquisition of such properties. The commercial property at TRE II will be demolished as a part of the Expansion Project and was vacant and earned no revenues during the periods presented and, therefore, has been excluded from the Revenues and Direct Operating Expenses.

Tuxis Properties
Number of Properties	2

Revenues
Rental income	$ 405,196
Other property related income	4,473
Total revenues	409,669
Direct Operating Expenses
Property operations	130,862
Total operating expenses	130,862
Excess of Revenue over Direct Operating Expenses	$ 278,807

(DD) Reflects incremental depreciation and amortization for the Tuxis Properties acquired subsequent to September 30, 2016 as if each had occurred as of January 19, 2016. Buildings, improvements, and equipment are depreciated over estimated useful lives which are generally between 3 and 39 years and customer in-place leases are amortized over 12 months.

Amortization of
Customer
	Depreciation	In-Place Leases	Total
Tuxis Properties	$ 118,131	$ 94,038	$ 212,169
Total	$ 118,131	$ 94,038	$ 212,169

(EE) The Company's historical statements of operations include costs related to the acquisition of the Tuxis Properties of $162,336 for the period January 19, 2016 through September 30, 2016. Because these acquisition costs are directly related to the Tuxis Properties to which we give pro forma effect as if they were acquired on January 19, 2016, a pro forma adjustment is reflected to remove $162,336 for the period January 19, 2016 through September 30, 2016.

(FF) Impact to the basic and diluted weighted average shares outstanding for the 202,703 shares of restricted common stock issued to Tuxis by the Company for the Tuxis Properties acquisition as if the transaction had occurred on January 19, 2016.